Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets and Goodwill
Intangible Assets and Goodwill
As at December 31, 2018 and 2017, intangible assets consisted of acquired time-charter contracts with a weighted-average amortization period of 20.7 years from the date of acquisition. The carrying amount of intangible assets for the Partnership’s liquefied natural gas segment is as follows:

	December 31, 2018 $	December 31, 2017 $
Gross carrying amount	179,813	179,813
Accumulated amortization	(127,591)	(118,735)
Net carrying amount	52,222	61,078

Amortization expense associated with intangible assets was $8.9 million per year for each of the years ended December 31, 2018, 2017 and 2016. Amortization expense associated with intangible assets is expected to be approximately $8.9 million per year in each of the next five years.

The Partnership's carrying amount of goodwill as at December 31, 2018 and 2017 is as follows:

	December 31, 2018 $	December 31, 2017 $
Liquefied natural gas segment	31,921	31,921
Liquefied petroleum gas segment	2,920	3,710
Total	34,841	35,631

In 2018, the Partnership conducted its annual impairment review and concluded that its liquefied petroleum gas segment was impaired and recorded an impairment charge of $0.8 million for the year ended December 31, 2018. No impairment charges were recognized in either segment prior to this. The amount of the impairment charge was determined using a discounted cash flow valuation approach. The impairment charge is included in write-down of goodwill and write-down and loss on sales of vessels in the Partnership's consolidated statements of income. The impairment charge followed a change in the Partnership’s reporting structure, as discussed in Note 4, combined with a reduction in the near-term hire rate outlook for its multi-gas vessels.